BALANCE SHEET (Parenthetical) (USD $)	Dec. 31, 2013	Dec. 31, 2012
BALANCE SHEET [Abstract]
Preferred stock, shares authorized	5,000,000	5,000,000
Common stock, par value per share	$ 0.0001	$ 0.0001
Common stock, shares authorized	1,000,000,000	1,000,000,000
Common stock, shares issued	39,828,881	31,860,460
Common stock, shares outstanding	39,828,881	31,860,460